EAGLE BULK


STAMFORD EAGLE
MAJURO

Second Quarter 2017
Earnings Presentation

8 August 2017

Disclaimer

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as "believe," "estimate," "project," "intend," "expect," "plan," "anticipate," and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management's current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.

The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.

The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels' estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC.

We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws.

Agenda

1 Highlights

2 Financial

3 Industry

4 Summary

5 Q&A

Highlights

Executing on Business Strategy

Focus on active management is yielding results
- Outperformed the BSI by ~USD 1,450 per day or 19% during 2q17
- Continued to augment performance with growth of 3rd party business
- Doubled EBITDA quarter-over-quarter

Renewing fleet is leading to improved performance
- Took delivery of eight modern Ultramaxes acquired from Greenship Bulk
- Sold two 2008-built Supramaxes

Increasing financial flexibility
- Closed on a USD 61.2m 5-year credit facility, bearing a interest margin of +295bps and no fixed repayments until 2019
  - Facility can be upsized to USD 100m

- TCE relative performance is compared against the net BSI, adjusted for the profile of the owned fleet, in terms of deadweight and design

Continued Growth in Third-party Charter-in Business

Chartered-in Fleet (Operating Days)


3q17 figure depicts days fixed as of July
900
800
700
600
500
400
300
200
100
0
92
109
151
200
394
749
514
744
755
3q15
4q15
1q16
2q16
3q16
4q16
1q17
2q17
3q17

EAGLE BULK

Intensely Focused on Optimizing Performance

- TCE outperformance continues to improve- 2q17 at ~USD 1,450 per ship per day
  - 1h17 outperformance of ~USD 1,090 per vessel per day- equates to USD 16 million of incremental cashflow per year
- Increasing fleet exposure to the Atlantic (premium) market
  - Deliveries of the Greenship vessels have mostly taken place in the Pacific but we have started to reposition into the Atlantic- this requires an "investment" today and hence will haven an impact on TCE performance in the short-term

Eagle's Fleet Distribution- % in Atlantic


80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1q15
2q15
3q15
4q15
1q16
2q16
3q16
4q16
1q17
2q17
3q17

Eagle TCE*


$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$2,938
$4,422
$6,004
$6,279
$7,772
$9,147
$8,150
1q16
2q16
3q16
4q16
1q17
2q17
3q17

EAGLE BULK

- 3q17 TCE is basis as of 8/4/17 with 67% fixed
- TCE relative performance is compared against the net BSI, adjusted for the profile of the owned fleet, in terms of deadweight and design

Actively Improving Profile of Owned Fleet

- **Took delivery of eight Ultramax vessels from Greenship Bulk:**
  1. MYSTIC EAGLE
  2. SOUTHPORT EAGLE
  3. STONINGTON EAGLE
  4. GREENWICH EAGLE
  5. FAIRFIELD EAGLE
  6. GROTON EAGLE
  7. ROWAYTON EAGLE
  8. MADISON EAGLE
- **Expect to take delivery of remaining Ultramax vessel,** WESTPORT EAGLE, **from Greenship Bulk by September**
- **Sold and delivered the** WOODSTAR **(2008-built 53k DWT Supramax vessel)**
- **Sold the** WREN **(2008-built 53k DWT Supramax vessel)- delivery to new owners expected to be within October**

Eagle Fleet Development



25
20
15
10
5
-
9
1
20
3
6
1
6
4
5
<5
5-7.5
7.5-10
10-12.5
12.5-15
>15
Static
Bought
Sold

Eagle Exclusively Focused on Supramax/Ultramax



80
70
60
50
40
30
20
10
0
Eagle Bulk
Scorpio
Genco
Star Bulk
Navios Maritime Holding
Golden Ocean
Navios Maritime Partners
Diana
Safe Bulkers
Supramax / Ultramax
Handysize
Panamax
Capesize

- Two of the eight Greenship Bulk vessels we have taken delivery of occurred during 3q17
- Source(s): VesselsValue

Financial

Earnings

$ Thousands except EPS	2q17	1q17	2q16	1h17	1h16
REVENUES, net of commissions	$ 53,631	$ 45,855	$ 25,590	$ 99,486	$ 46,869
EXPENSES					
Voyage expenses	13,380	13,353	7,450	26,733	16,694
Vessel expenses	19,309	17,956	18,595	37,264	39,075
Charter hire expenses	6,445	3,873	1,668	10,319	3,157
Depreciation and amortization	8,021	7,493	9,654	15,513	19,051
General and administrative expenses	8,590	7,779	4,875	16,369	10,206
Refinancing charges	-	-	239	-	5,874
(Gain) / Loss on sale of vessels	(1,806)	(92)	401	(1,898)	6,568
Total operating expenses	53,939	50,362	42,882	104,300	100,625
OPERATING LOSS	**(308)**	**(4,507)**	**(17,292)**	**(4,814)**	**(53,756)**
OTHER EXPENSES					
Interest expense (cash), net	2,574	2,475	4,412	5,049	4,794
Non Cash Interest Expense	4,099	3,780	491	7,879	2,923
Other (Income)/Expense	(1,093)	306	301	(785)	301
Total other expense, net	5,580	6,561	5,204	12,143	8,018
Net Loss	**$ (5,888)**	**$ (11,068)**	**$ (22,496)**	**$ (16,957)**	**$ (61,774)**
Weighted average shares outstanding	70,329,050	65,637,692	2,254,665	67,996,330	2,073,068
EPS (Basic and Diluted)	**$ (0.08)**	**$ (0.17)**	**$ (9.98)**	**$ (0.25)**	**$ (29.80)**
Adjusted EBITDA*	**$ 9,307**	**$ 4,553**	**$ (6,661)**	**$ 13,860**	**$ (21,147)**

*Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, refinancing expenses, non-cash compensation expenses and amortization of fair value below contract value of time charter acquired that the Company believes are not indicative of the ongoing performance of its core operations.

EBITDA

$ Thousands	2q17	1q17	2q16	1h17	1h16
Net loss	$ (5,888)	$ (11,068)	$ (22,496)	$ (16,957)	$ (61,774)
Less adjustments to reconcile:					
Interest expense	6,859	6,445	4,903	13,304	7,721
Interest income	(186)	(190)	-	(375)	(4)
EBIT	785	(4,813)	(17,593)	(4,028)	(54,057)
Depreciation and amortization	8,021	7,493	9,654	15,513	19,051
EBITDA	**8,806**	**2,680**	**(7,939)**	**11,485**	**(35,006)**
Less adjustments to reconcile:					
One-time and non-cash adjustments*	501	1,873	1,278	2,375	12,190
Adjusted EBITDA	**$ 9,307**	**$ 4,553**	**$ (6,661)**	**$ 13,860**	**$ (21,147)**

*Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, refinancing expenses, non-cash compensation expenses and amortization of fair value below contract value of time charter acquired that the Company believes are not indicative of the ongoing performance of its core operations.

EAGLE BULK

Cash Flow

Cash Flow from Operations *($ millions)*



-19.5
-23.9
-13.2
-10.1
-7.5
-7.5
-5.3
-4.5
-2.0
2.1
-3.3
4.9
Cash flow from operations
ex Changes in operating assets and liabilities
1q16
2q16
3q16
4q16
1q17
2q17

2q17 Cash Flow Change *($ millions)*



200
180
160
140
120
100
80
60
40
20
-
146
54
-45
-8
-112
39
-5
69
Cash at beginning of period
Revenues
Operating & DD Expenditures
Changes in working capital
Vessels Purchase, Improvement & Sale, net
Loan proceeds
Net Interest Expense & Other
Cash at ending of period

EAGLE BULK

Balance Sheet + Liquidity Position

$ Thousands

Total Liquidity as of June 30, 2017	$ 93,684
Cash	68,684
Undrawn availability	25,000

$ Thousands

		June 30, 2017
Cash	$	68,684
Debt (Net of debt issuance costs)		297,036
Stockholder's Equity		484,204
Capitalization		712,557
Net Debt / Capitalization		42%

Liquidity Position *($ thousands)*



180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Cash
Revolver Availaility

Debt Maturity *($ thousands)*



250,000
200,000
150,000
100,000
50,000
0
2017
2018
2019
2020
2021
2022
1st Lien Facility
2nd Lien Facility
Ultraco

Improving OPEX while Upgrading the Fleet



OPEX per Vessel per Day
$5,300
$5,200
$5,100
$5,000
$4,900
$4,800
$4,700
$4,600
$4,500
$4,400
$5,239
$63
$4,804
$65
$4,741
$153
$4,726
2015
2016
Q1 2017
Q2 2017
Recurring
Extraordinary
Continue to focus on creating value through efficiencies, while investing in the overall improvement of vessel condition, efficiencies, and reliability.

- Excludes the effect of the Wren and the Woodstar, which have both been sold

Drydocking Schedule



Number of Ships (Dry Dockings + Ballast Water Treatments)
Eagle has now received BWTS installation extensions from the USCG at least through 2018 for all vessels in the fleet
25
20
15
10
5
0
3
11
8
6
18
22
14
14
5
2
2h17
2018
2019
2020
2021
2022
DD
BWT

Cash Breakeven per Vessel per Day

	FY15	FY16	1h17
OPERATING			
Vessel Expenses	$ 5,239	$4,803	$ 4,927
Drydocking	688	243	34
G&A including Technical Management*	1,334	1,246	1,549
Total Operating	**7,261**	**6,292**	**6,510**
DEBT SERVICE			
Net Interest expense	**604**	**631**	**678**
TOTAL CASH BREAKEVEN	**$ 7,865**	**$6,923**	**$ 7,188**


1h17
Vessel Expenses 69%
G&A 22%
Interest expense 9%

* 2016 Excluding one time extraordinary legal expenses

Industry

Rates Continue to Show Improvement

Baltic Supramax Index



$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
Aug-15
Nov-15
Feb-16
May-16
Aug-16
Nov-16
Feb-17
May-17
Aug-17
Atlantic
Pacific
Global (BSI)

EAGLE BULK

- Source(s): Clarksons

Deliveries Decreasing / Scrapping Off Peak Levels

Deliveries (DWT)



120
100
80
60
40
20
0
1977
1982
1987
1992
1997
2002
2007
2012
2017e
Total Bulkcarrier Deliveries

Scrapping (DWT)



35
30
25
20
15
10
5
0
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1977
1982
1987
1992
1997
2002
2007
2012
2017e
Scrapping (LHS)
Scrapping as a % of Fleet (RHS)

EAGLE BULK

- Source(s): Clarksons

Growth in the Global Fleet is Abating



Orderbook + New Deliveries (DWT)
Million DWT
350
300
250
200
150
100
50
0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Orderbook as % of OTW fleet
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Orderbook in DWT
New orders in DWT
Orderbook as % of OTW fleet

- Source(s): Clarksons

Soybean Trade Driving Growth in Grain Trade

U.S Corn Exports



60
55
50
45
40
35
30
25
20
15
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Actual
Period Average

Argentine Grain Export



33
31
29
27
25
23
21
19
17
15
Jul-12
Jul-13
Jul-14
Jul-15
Jul-16
Jul-17
Actual
Period Average

Chinese Soybean Imports



100
90
80
70
60
50
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Actual
Period Average

Brazilian Soybean Exports



70
60
50
40
30
20
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Actual
Period Average

EAGLE BULK

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Minor Bulk Highlights

U.S. Petcoke Exports to India


USD- value
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Jul-12
Jul-13
Jul-14
Jul-15
Jul-16
Jul-17
Actual
Period Average

Turkish Scrap Import Prices


$450
$400
$350
$300
$250
$200
$150
Aug-12
Aug-13
Aug-14
Aug-15
Aug-16
Aug-17
Actual
Period Average

Global Cement Trade


114
112
110
108
106
104
102
100
98
96
94
Aug-12
Aug-13
Aug-14
Aug-15
Aug-16
Aug-17
Actual
Period Average

EAGLE BULK

- Trade figures in million MTs and millions USD
- Source(s): Bloomberg, Clarksons

Chinese Demand for Minor Bulks is Strong

Iron Ore Imports


100
90
80
70
60
50
May-12
May-13
May-14
May-15
May-16
May-17
Actual
Period Average

Coal Imports


35
30
25
20
15
10
5
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16
Jun-17
Actual
Period Average

Iron Ore Inventories


140
120
100
80
60
40
Jul-12
Jul-13
Jul-14
Jul-15
Jul-16
Jul-17
Actual
Period Average

Minor Bulk Imports


350
330
310
290
270
250
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Actual
Period Average

EAGLE BULK

- Trade figures in million MTs
- Source(s): Bloomberg, Clarksons

Drybulk Trade has Lagged Global GDP Growth

Drybulk Trade Growth vs. Global GDP Growth



14%
11%
8%
5%
2%
-1%
-4%
2.25
1.75
1.25
0.75
0.25
(0.25)
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
Projected drybulk trade growth of ~3.5% based on reversion to DT/GDP avg.
Drybulk Trade / Global GDP Ratio (RHS)
Global GDP Y/Y % (LHS)
Drybulk Trade Y/Y % (LHS)
DT/GDP Ratio Historical Average (RHS)

- Source(s): Clarksons, IMF
- Drybulk Trade / Global GDP Ratio for 2009 extracted from Historical Average calculation

Summary

Eagle: Best Positioned Drybulk Company

Focused Fleet:	**Supramax / Ultramax**
Business Model:	**Owner-operator with in-house management**
Operating Scale:	**47 vessels, augmented by third party fleet**
Balance Sheet:	**Well-capitalized with moderate leverage**
Governance:	**Majority Independent Board**
Management Team:	**Proven Track Record**

Q&A

Appendix

Pro Forma Owned Fleet*

VESSEL COUNT	47		DWT	2.7 million		AGE	7.7 years

VESSEL	DWT	BUILT	VESSEL	DWT	BUILT	VESSEL	DWT	BUILT	VESSEL	DWT	BUILT
Singapore Eagle	63,386	2017	Oriole	57,809	2011	Kingfisher	57,776	2010	Cardinal	55,362	2004
Stamford Eagle	61,530	2016	Owl	57,809	2011	Ibis Bulker	57,775	2010	Jaeger	52,248	2004
Westport Eagle	63,344	2015	Petrel Bulker	57,809	2011	Golden Eagle	55,989	2010	Kestrel I	50,326	2004
Fairfield Eagle	63,301	2013	Puffin Bulker	57,809	2011	Imperial Eagle	55,989	2010	Skua	53,350	2003
Greenwich Eagle	63,301	2013	Roadrunner Bulker	57,809	2011	Avocet	53,462	2010	Shrike	53,343	2003
Groton Eagle	63,301	2013	Sandpiper Bulker	57,809	2011	Thrasher	53,360	2010	Tern	50,200	2003
Mystic Eagle	63,301	2013	Thrush	53,297	2011	Bittern	57,809	2009	Goldeneye	52,421	2002
Rowayton Eagle	63,301	2013	Egret Bulker	57,809	2010	Canary	57,809	2009	Osprey I	50,206	2002
Southport Eagle	63,301	2013	Gannet Bulker	57,809	2010	Crane	57,809	2009	Condor	50,296	2001
Madison Eagle	63,258	2013	Grebe Bulker	57,809	2010	Stellar Eagle	55,989	2009	Hawk I	50,296	2001
Stonington Eagle	63,301	2012	Martin	57,809	2010	Crested Eagle	55,989	2008	Merlin	50,296	2001
Nighthawk	57,809	2011	Jay	57,802	2010	Crowned Eagle	55,940	2008			

One of the largest owners of Supramaxes globally

- Green ring-fencing represents the 11 Ultramax vessels recently purchased
- Excludes Wren, has been sold, but not delivered to hew new Owners

Supramax/Ultramax: the Most Versatile Asset Class

VESSEL	Asset Class	Handysize / Handymax	Supramax / Ultramax	Panamax / Kamsarmax	Capesize
	Size (DWT)	10-50k	50-65k	65-100k	>100k
MAJOR BULK	Iron Ore		✓	✓	✓
	Coal		✓	✓	✓
	Grain	✓	✓	✓	
MINOR BULK	Bauxite	✓	✓	✓	
	Steel	✓	✓		
	Scrap	✓	✓		
	Cement	✓	✓		
	Salt	✓	✓		
	Forest Products	✓	✓		
	Potash / Fertilizer	✓	✓		
	Coke	✓	✓		
	Nickel Ore	✓	✓		
	Sugar	✓	✓		
	Other	✓	✓		

Eagle's Focus

EAGLE BULK

Definitions

EBITDA

Adjusted EBITDA is a non GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain / loss on sale of vessels, refinancing expenses and non-cash compensation expenses that the Company believes are not indicative of the ongoing performance of its core operations.

EAGLE BULK

www.eagleships.com